UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Triple-S Management Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

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Attached hereto is an English translation of a letter to shareholders of Triple-S Management Corporation (“TSM”) from Wilmer Rodríguez-Silva, M.D., Chairman of the Board of Directors of TSM and owner of 45,000 shares of TSM as of the date of this letter, in connection with the special meeting of shareholders expected to be held on June 24, 2007.
Please read the proxy statement because it contains important information. The proxy statement was filed by TSM with the Securities and Exchange Commission on May 24, 2007 and may be obtained free of charge from the Securities and Exchange Commission’s website at www.sec.gov. If necessary, TSM shareholders may obtain a written copy of the proxy statement, by contacting TSM Investor Relations at 1-787-749-4014.
Attachment:
(1)	Letter to Shareholders of TSM from Wilmer Rodríguez-Silva, M.D., Chairman of the Board of Directors of TSM.

June 14, 2007
Dear Shareholder:
     Recently, Triple-S Management Corporation sent its shareholders a general information package with documents that must be completed by each shareholder that decides to participate as a selling shareholder in our proposed initial public offering (the “IPO”). The package contains the terms, conditions and procedures that each selling shareholder must follow to participate in the IPO, and the documents that you and your spouse must execute if you wish to sell a portion of your common stock. These documents were sent in a separate envelope after the distribution of the materials regarding the Special Meeting of Shareholders to be held on June 24, 2007. Therefore, you should have received two envelopes from the Company: a first envelope with the Notice of Special Meeting and the Proxy Statement and a second envelope with the selling shareholder materials in connection with the proposed IPO.
     If you have not received the envelope with the materials to become a selling shareholder in the IPO, you should immediately contact Karen López Freytes, Esq. at (787) 749-4116. The original documents, correctly completed and executed by you, must be received by the Company no later than 12:00 noon on June 24, 2007. If you do not correctly complete the documents and return them to the Company on or prior to this date, you will not be able to participate in the IPO as a selling shareholder. The choice of whether to participate as a selling shareholder in the IPO is yours alone. None of the Company, its board of directors, its management or any underwriter is making any recommendation to you in this regard. Each shareholder must consult his/her advisor to make a decision. We encourage you to read these documents in their entirety once you have received them prior to making any decision.
     Also, for your quick reference, we have included as Annex A to this letter a list of the documents that you and your spouse must complete, execute and return if you decide to become a selling shareholder in the IPO. Further, we have attached on Annex B information regarding certain brokerage firms that may help you obtain the “Medallion Signature Guarantee” necessary to guarantee your signature in certain of the documents that must be executed by selling shareholders.
     We also take this opportunity to remind you of the importance of your participation in the Special Meeting of Shareholders of Triple-S Management Corporation to be held on June 24, 2007, at 9:00 a.m. at the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, 999 Ashford Avenue in San Juan, Puerto Rico. At the special meeting, the shareholders will consider and vote upon the proposal to amend our articles of incorporation to provide for the creation of two classes of common stock: class A common stock, which includes certain conversion provisions, and class B common stock, which includes certain anti-dilution provisions. The creation of the two classes of common stock is necessary to allow us to proceed with the proposed IPO.
     It is important that the greatest possible number of our shareholders participate and vote in the Special Meeting of Shareholders on June 24, 2007. I encourage you to return the executed proxy form requested by the Board of Directors to the addresses that appear in the Proxy Statement.
     If you have any questions regarding this letter or the IPO process, please contact Karen López Freytes, Esq. at (787) 749-4116.
Sincerely,

Wilmer Rodríguez-Silva, M.D.
Chairman of the Board of Directors

ANNEX A
Documents that should be executed by a selling shareholder and his/her spouse

Requires the
		Requires the	“Medallion
	Requires your	signature of your	Signature
Documents	signature?	spouse?	Guarantee”?
Annex A
Offering Participation Questionnaire	Yes	Yes	No

Annex B
Irrevocable Power of Attorney	Yes	Yes	Yes

Annex C
Form of Custody Agreement	Yes	Yes	Yes

Annex D
Lock-up Agreement	Yes	Yes	No

Annex E
Form of Opinion of Counsel to an Institutional Selling Shareholder	No	No	No

Annex F
Form of Underwriting Agreement	No	No	No

Annex G Lost Certificate Indemnification Agreement	Only if the Stock Certificate has been lost, stolen, mutilated, or destroyed	Only if the Stock Certificate has been lost, stolen, mutilated, or destroyed	No; but must be notarized

ANNEX B
Addresses and telephone numbers for participating broker/dealers
Addresses and Telephone numbers for branches of Popular Securities

Branch	Contact	Telephone Number
Aguadilla

6 Mercedes Moreno Street	Mrs. Lourdes Arocho	(787) 882-0860
Muñoz Rivera Corner, 2nd Floor
Aguadilla, PR 00605

Arecibo

San Daniel Ward	Mrs. Alice Vives	(787) 816-0545
Road #2, Km 80.0
Arecibo, PR 00612

Bayamón

Urb. Flamboyán Gardens	Mrs. Vilmarie Hernández	(787) 995-0030
100 Ramón L. Rodríguez Avenue
Bayamón, PR 00960

Mayagüez

1 Suau Street, Méndez Vigo Corner	Mrs. Lizzie Acosta	(787) 832-2765
(Suau Park)
Mayagüez, PR 00680

Ponce

Banco Popular Building (Paseo Arias)	Mrs. Jessica González	(787) 848-3854
Comercio Street, Degetau Corner
1st Floor
Ponce, PR 00731

Hato Rey

Popular Center Building, 12th Floor	Mr. Joe Torres	(787) 758-7400
209 Muñoz Rivera Avenue
San Juan, PR 00918

Addresses and Telephone numbers for branches of Santander Securities

Branch	Contact	Telephone Number
Guaynabo

Santander Tower	Mr. Ralph Román	(787) 759-5375
B-7 Tabonuco Street Penthouse	Mrs. Mariangie Colón	(787) 759-5335
Guaynabo, PR 00968-3028	Mrs. Carmen Fernández	(787) 296-5400

Mayagüez

349 Hostos Avenue, Suite 401	Mrs. Cindy Gaud
Mayagüez, PR 00680	Mrs. Purita Morales	(787) 265-6505

Ponce

Degetau Plaza, Paseo Arias Corner	Mr. Fernando Fernández	(787) 844-1010
Ponce, PR 00731	Mrs. Silvia Laspina
Mrs. Elisaneth Gómez
Addresses and Telephone numbers for branches of UBS Financial Services

Branch	Contact	Telephone Number
San Juan

American International Plaza	Mr. Eugenio Belaval	(787) 250-3600
250 Muñoz Rivera Avenue Penthouse
San Juan, PR 00918

Caparra

Metro Office Park	Mr. Ramiro L. Colón	(787) 775-4300
Street #1, Penthouse #1
Guaynabo, PR 00968

Ponce

Centro Caribe Building	Mr. Juan González	(787) 843-8905
2053 Ponce Bypass Suite 101
Ponce, PR 00717

Mayagüez

45 Andalucía Street, Suite 202	Mr. Ángel Canabal	(787) 805-0300
Mayagüez, PR 00680

Santurce*

Condado	Mr. Eric Snyder	(787) 977-0333
1161 Ashford Avenue
San Juan, PR 00907
*Will open on July 9